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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO.1)


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 21, 2004



                        Commission file number 001-15081



                             UNIONBANCAL CORPORATION


                        State of Incorporation: Delaware
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969





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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     This amendment is being filed solely to reflect the conformed signature of David I. Matson, Chief Financial Officer, which was inadvertently omitted.

     On January 21, 2004, UnionBanCal Corporation issued a press release concerning earnings for the fourth quarter of 2003, a copy of which was previously furnished as Exhibit 99.1.



  EXHIBIT NO.        DESCRIPTION
________________________________________________________________________________
     99.1*        Text of press release dated January 21, 2004.



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*Previously furnished.




























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   January 21, 2004


                                       UNIONBANCAL CORPORATION


                                       By:   /S/ DAVID I. MATSON
                                          ________________________________
                                                 David I. Matson
                                             CHIEF FINANCIAL OFFICER
                                            (DULY AUTHORIZED OFFICER)